EX-99.906CERT


        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, President and Chief Executive Officer of First Pacific Mutual Fund, Inc (the "Registrant"), certify that:

	1.	The Registrant's periodic report on Form N-CSR for the period ended
		March 31, 2008 (the "Report") fully complies with the requirements
		of 15(d) of the Securities Exchange Act of 1934, as amended; and

	2.	The information contained in the Report fairly presents, in all
		material aspects, the financial condition and results of operations
		of the Registrant.


Date:______May 29, 2008_________		__/s/  Terrence K.H. Lee__________
							Terrence K.H. Lee
							President and CEO




I, Nora B. Simpson, Treasurer of First Pacific Mutual Fund, Inc (the "Registrant"), certify that:

	1.	The Registrant's periodic report on Form N-CSR for the period ended
		March 31, 2008 (the "Report") fully complies with the requirements
		of 15(d) of the Securities Exchange Act of 1934, as amended; and

	2.	The information contained in the Report fairly presents, in all
		material aspects, the financial condition and results of operations
		of the Registrant.


Date:_____May 29, 2008__________		__/s/  Nora B. Simpson___________
							Nora B. Simpson
							Treasurer



This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Securities and Exchange Commission.